UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2024

KBR, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33146			20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

	601 Jefferson Street
	Suite 3400
	Houston,	Texas	77002
	(Address of principal executive offices)
Registrant's telephone number including area code: (713) 753-2000

Title of each class	Trading symbol	Name of each exchange on which listed
Common Stock, $0.001 par value	KBR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Departure of Directors or Certain Officers.
(c)    Appointment of Certain Officers.

On April 3, 2024, KBR, Inc. (the “Company” or “KBR”) announced that Shad E. Evans will transition from his current position as Senior Vice President, Finance Operations and Chief Accounting Officer of the Company to serve as Chief Financial Officer of the Company’s Sustainable Technology Solutions business segment. Mr. Evans’s transition will be effective May 1, 2024.

The Company has appointed Alison Vasquez to the position of Senior Vice President, Chief Accounting Officer, effective May 1, 2024. Ms. Vasquez, age 49, joined KBR as Vice President, Internal Audit in August 2016, became Vice President, FP&A and Investor Relations in July 2018 and then became Vice President of Finance, Sustainable Technology Solutions, her current role, in December 2022. Before joining KBR, Ms. Vasquez served as Director, Internal Audit at Noble Corporation plc and Director of Corporate Assurance at Energy Transfer LP and began her career in public accounting with Arthur Andersen LLP and PricewaterhouseCoopers LLP. Ms. Vasquez is a Certified Public Accountant in the State of Texas and received her Masters in Professional Accounting and Bachelors of Business Administration from the University of Texas at Austin in 1998. Ms. Vasquez has no family relationship with any director or executive officer of KBR. Ms. Vasquez has no director or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with her appointment as Chief Accounting Officer, Ms. Vasquez will receive (i) an annual base salary of $365,279, prorated from the effective date of her appointment, as well as (ii) continued eligibility to participate in KBR’s annual short-term incentive plan for 2024 with a target payout percentage of 50% of her base salary, as prorated from the effective date of her appointment, (iii) an award of restricted stock units, performance stock units and a performance cash award under KBR’s stock and incentive plan for 2024 with the estimated target grant date value of $250,000, which includes previously granted awards for 2024 with an estimated target grant date value of $150,000 and (iv) continued eligibility to participate in the other compensation and benefit plans generally available to KBR’s executives.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

April 3, 2024	/s/ Sonia Galindo
Sonia Galindo
Executive Vice President, General Counsel & Corporate Secretary